EXHIBIT 99.3


                      NATURALLY ADVANCED TECHNOLOGIES, INC.
                                FORMERLY KNOWN AS
                             HEMPTOWN CLOTHING INC.

           1307 VENABLES STREET, VANCOUVER, BRITISH COLUMBIA, V5L 2G1


                                      PROXY


              FOR THE ANNUAL GENERAL MEETING OF THE SHAREHOLDERS OF NATURALLY ADVANCED TECHNOLOGIES, INC. TO BE HELD ON JULY 11, 2006


Type of Meeting:        ANNUAL GENERAL MEETING
Name of Company:        NATURALLY ADVANCED TECHNOLOGIES, INC., FORMERLY KNOWN AS
                        HEMPTOWN CLOTHING INC. (the "Company")
Record Date:            MAY 18, 2006
Meeting Date and Time:  JULY 11, 2006 AT 10:00 A.M.
Meeting Location:       250 KARL CLARK ROAD, EDMONTON, ALBERTA, CANADA T6N 1E4


         THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE COMPANY.


         I, THE UNDERSIGNED SHAREHOLDER OF THE COMPANY, AM THE REGISTERED OWNER OF COMMON SHARES IN THE CAPITAL OF THE COMPANY AND I APPOINT JERRY KROLL, THE CHIEF EXECUTIVE OFFICER AND A DIRECTOR OF THE COMPANY, OR IN THE PLACE OF THE FOREGOING, JASON FINNIS, THE PRESIDENT AND A DIRECTOR OF THE COMPANY, OR IN THE PLACE OF THE FOREGOING, THOMAS J. DEUTSCH, SOLICITOR FOR THE COMPANY, OR IN THE PLACE OF EACH OF THE FOREGOING (YOU MAY FILL IN THE NAME OF ANOTHER PERSON YOU WISH TO ACT FOR YOU; SEE NOTE 1 AT THE END OF THIS PROXY AND PLEASE PRINT THE PERSON'S NAME) AS PROXYHOLDER FOR AND ON BEHALF OF THE SHAREHOLDER WITH THE POWER OF SUBSTITUTION TO ATTEND, ACT AND VOTE FOR AND ON BEHALF OF THE SHAREHOLDER IN RESPECT OF ALL MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OF THE SHAREHOLDERS OF THE COMPANY AND AT EVERY ADJOURNMENT THEREOF, TO THE SAME EXTENT AND WITH THE SAME POWERS AS IF THE UNDERSIGNED SHAREHOLDER WERE PRESENT AT THE SAID MEETING, OR ANY ADJOURNMENT THEREOF.

         WITHOUT LIMITING THE GENERAL POWERS CONFERRED BY THIS PROXY, I DIRECT MY PROXY TO VOTE AS FOLLOWS:


         1. APPROVAL OF THE ACTS OF THE DIRECTORS OF THE COMPANY. An ordinary resolution that the actions, deeds and conduct of the Directors of the Company on behalf of the Company since the date of the last annual general meeting of the Company are hereby ratified and confirmed.


                  VOTE FOR:     [  ]                 WITHHOLD VOTE:     [  ]

         2. APPROVAL OF THE APPOINTMENT OF AUDITORS FOR THE COMPANY. An ordinary resolution that Dale Matheson Carr-Hilton LaBonte, Chartered Accountants, are hereby appointed auditors of the Company until the next annual general meeting of the Company or until a successor is appointed, at a remuneration to be fixed by the Directors of the Company, and that the Directors of the Company are hereby authorized to fix the auditors' remuneration.


                  VOTE FOR:     [  ]                 WITHHOLD VOTE:     [  ]

         3. APPROVAL OF THE ELECTION OF DIRECTORS FOR THE COMPANY. An ordinary resolution to elect the following as duly elected Directors of the Company to hold office until the next annual general meeting of the Company or until their successors are elected or appointed, subject to the provisions of the Company's Articles:


                  (a)      JERRY KROLL


                  VOTE FOR:     [  ]                 WITHHOLD VOTE:     [  ]

                  (b)      JASON FINNIS


                  VOTE FOR:     [  ]                 WITHHOLD VOTE:     [  ]

                  (c)      LARISA HARRISON


                  VOTE FOR:     [  ]                 WITHHOLD VOTE:     [  ]

                  (d)      ROBERT EDMUNDS


                  VOTE FOR:     [  ]                 WITHHOLD VOTE:     [  ]

                  (e)      GUY PREVOST


                  VOTE FOR:     [  ]                 WITHHOLD VOTE:     [  ]


                  (f)      KENNETH C. BAKER

                  VOTE FOR:     [  ]                 WITHHOLD VOTE:     [  ]

         IF I HAVE NOT SPECIFIED MY PROXY VOTE IN A PARTICULAR WAY ON ANY RESOLUTION HEREIN, THEN I HEREBY CONFIRM THAT MY PROXYHOLDER MAY VOTE MY PROXY VOTE ON THAT PARTICULAR RESOLUTION IN MY PROXYHOLDER'S DISCRETION.

         I AUTHORIZE MY PROXY TO ACT FOR ME AND TO VOTE AS HE OR SHE SEES FIT ON ANY MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT THIS MEETING.


         Date:
                   _____________________________________________________________
                                         (Proxies must be dated)

         Signature:
                   _____________________________________________________________

         Name:
                   _____________________________________________________________
                                          (Please print)

         Address:
                   _____________________________________________________________


                NOTES TO SHAREHOLDER COMPLETING THIS PROXY FORM:


1. IF THE SHAREHOLDER WISHES TO ATTEND THE MEETING TO VOTE ON THE RESOLUTIONS IN PERSON, please register your attendance with the Company's scrutineers at the Meeting.

2. IF THE SHAREHOLDER HAS ITS SECURITIES HELD BY ITS FINANCIAL INSTITUTION AND WISHES TO ATTEND THE MEETING TO VOTE ON THE RESOLUTIONS IN PERSON, please cross off the management appointee, insert the shareholder's name in the blank space provided, do not indicate a voting choice by any resolution, sign and date the Proxy form and return the Proxy form. At the Meeting a vote will be taken on each of the resolutions as set out on this Proxy form and the shareholder's vote will be counted at that time.

3. IF THE SHAREHOLDER CANNOT ATTEND THE MEETING BUT WISHES TO vote on the resolutions, the shareholder can APPOINT ANOTHER PERSON, who need not be a shareholder of the Company, to vote according to the shareholder's instructions. To appoint someone other than the person named, you must cross off the management appointee name or names and insert your appointed proxyholder's name in the space provided, sign and date the Proxy form and return the Proxy form. WHERE NO CHOICE ON A RESOLUTION IS SPECIFIED BY THE SHAREHOLDER, THIS PROXY FORM CONFERS DISCRETIONARY AUTHORITY UPON THE SHAREHOLDER'S APPOINTED PROXYHOLDER.

4. IF THE SHAREHOLDER CANNOT ATTEND THE MEETING BUT WISHES TO vote on the resolutions and to APPOINT ONE OF THE MANAGEMENT APPOINTEES named, please leave the wording appointing a nominee as shown, sign and date the Proxy form and return the Proxy form. WHERE NO CHOICE IS SPECIFIED BY A SHAREHOLDER ON A RESOLUTION SHOWN ON THE PROXY FORM, THIS PROXY FORM CONFERS DISCRETIONARY AUTHORITY UPON THE NOMINEE OF MANAGEMENT ACTING AS PROXYHOLDER.

5. The securities represented by this Proxy form will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot of a resolution that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. WITH RESPECT TO ANY AMENDMENTS OR VARIATIONS IN ANY OF THE RESOLUTIONS SHOWN ON THE PROXY FORM, OR MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, THE SECURITIES WILL BE VOTED BY THE NOMINEE APPOINTED AS THE NOMINEE IN ITS SOLE DISCRETION SEES FIT.

6. If the shareholder votes on the resolutions and returns the Proxy form, the shareholder may still attend the Meeting and vote in person should the shareholder later decide to do so. To attend the Meeting the shareholder must revoke the Proxy form by sending a new Proxy form with the revised instructions.

7. You or your attorney authorized in writing must date and sign this Proxy.

8. If you are a corporation you must execute this Proxy under seal or by an officer or attorney authorized in writing.

9.       This Proxy is valid for one year from its date.

         THE PROXYHOLDER MAY AT HIS DISCRETION VOTE UPON ANY AMENDMENT OR VARIATION OF THE ABOVE MATTERS OR ANY OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE SHAREHOLDER MAY REVOKE THIS DISCRETION BY PLACING HIS OR HER INITIALS IN THE SPACE PROVIDED IMMEDIATELY
BELOW:


         Voting discretion denied:  ____________________________.



         THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED. IF SOMEONE OTHER THAN THE SHAREHOLDER OF THE COMPANY SIGNS THIS PROXY FORM ON BEHALF OF THE NAMED SHAREHOLDER OF THE COMPANY, DOCUMENTATION ACCEPTABLE TO THE CHAIRMAN OF THE MEETING MUST BE DEPOSITED WITH THIS PROXY FORM, AUTHORIZING THE SIGNING PERSON TO DO SUCH. TO BE REPRESENTED AT THE MEETING, THIS PROXY FORM MUST BE RECEIVED AT THE OFFICES OF THE COMPANY, LOCATED AT 1307 VENABLES STREET, VANCOUVER, BRITISH COLUMBIA, V5L 2G1, BY MAIL OR BY FAX AT (604) 255-5038 NO LATER THAN 48 HOURS PRIOR TO THE TIME OF THE MEETING.